UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2010

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

(Exact name of registrant specified in its charter)

Maryland	333-164313	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 554-1110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

On September 17, 2010, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) and American Realty Capital II Advisors, LLC (the “Advisor”) entered into a fourth amended and restated advisory agreement (the “Advisory Agreement”). The material revisions reflected in the amendment are described below:

•

The Advisory Agreement eliminates the subordinated termination fee previously required to be paid to the Advisor in the event that the Company terminated the Advisory Agreement. The Advisory Agreement instead provides for payment of either the subordinated share of cash flows or the subordinated incentive fee to the Advisor after termination of the Advisory Agreement, but only if the investor return thresholds for payment of either fee are ultimately satisfied. In addition, such fees will be reduced so that the Advisor is only entitled to receive a prorated share of such fees in proportion to the amount of time the Advisor served in that capacity in comparison to the life of the Company.

•

The Advisory Agreement eliminates the right of American Realty Capital II, LLC (the “AR Capital Sponsor”) to observe meetings of the Company’s board of directors in the event that a representative of the AR Capital Sponsor fails to be elected to the Company’s board of directors.

•

The Advisory Agreement reduces the asset management fee payable to the Advisor by providing that any fees paid to the Advisor, Phillips Edison NTR, LLC (the “Sub-Advisor”) or any of their affiliates are not included in such calculation.

•

The Advisory Agreement provides that the Advisor must accept a short-term interest-free promissory note as payment of any subordinated incentive fee to which the Advisor may be entitled, if the Company should choose to pay the fee in that manner.

•

The Advisory Agreement provides that the Advisor will not accept any consideration from the Company in connection with an internalization transaction. For example, the Company will not enter into a business combination with the Advisor, the Sub-Advisor or any of their affiliates in order to acquire a portion of their business if the Advisor, the Sub-Advisor or any of their affiliates are entitled to any consideration in connection with such transaction. This provision does not preclude the Company from paying any compensation to former employees of the Advisor, Sub-Advisor or any of their affiliates in connection with their employment by the Company in connection with any internalization transaction.

The full text of the Advisory Agreement is filed as an exhibit hereto.

On September 17, 2010, the Company also entered into a second amended and restated exclusive dealer manager agreement (the “Dealer Manager Agreement”) with Realty Capital Securities LLC (the “Dealer Manager”). The material revisions reflected in the amendment are described below:

•

As discussed in the prospectus related to the Company’s initial public offering, the Dealer Manager Agreement obligates the Dealer Manager to remit to the Company any excessive underwriting compensation that exceeds 10% of the gross offering proceeds of the Company’s initial public offering (excluding distribution reinvestment plan proceeds) in the event that such offering is terminated after the Company raises $2.5 million in offering proceeds but before the Company’s raises the maximum offering amount.

•

The Dealer Manager Agreement clarifies that the Company is not responsible for paying the expenses of the Dealer Manager (other than filing fees) relating to any required filing with the Financial Industry Regulatory Authority in connection with the review of the underwriting terms and arrangements of the Company’s initial public offering.

The full text of the Dealer Manager Agreement is filed as an exhibit hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 15, 2010, the Company amended and restated it charter. The amendment and restatement effected the following material revisions to the charter:

•	The amendment provides that only the Company’s stockholders may fill vacancies created by an increase in the size of the board of directors.

•

The amendment eliminates the election that would have permitted (upon becoming eligible under Subtitle 8 of Title 3 of the Maryland General Corporation Law) all board vacancies to be filled only by the remaining directors.

•

The amendment provides that an interest in gain from the sale of the Company’s assets shall not be payable if it exceeds 15% of the balance of such net proceeds remaining after the Company’s stockholders receive, in the aggregate, an amount equal to 100% of the original issue price of their common stock, plus an amount equal to 6% of the original issue price of their common stock per year.

The amendment also makes minor word choice changes or other clarifications that are not expected to have any effect on the interpretation of the charter. In particular, Section 12.2(a) has been revised to make clear that the indemnification of the Company’s advisor and any of its affiliates acting as an agent of the Company and of a present or former director or officer of the Company relates only to liabilities to which such indemnitees may become subject by reason of the indemnitees’ service in such capacities.

All of the changes to the charter are set forth below. Additions are underscored and deletions are struck through.

ARTICLE IV

DEFINITIONS

….

Independent Directors. The Directors of the Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.

(a) A Director shall be deemed to be associated with the Sponsor or Advisor if he or she:

(i) owns an interest in the Sponsor, the Advisor or any of their Affiliates;

(ii) is employed by the Sponsor, the Advisor or any of their Affiliates;

(iii) is an officer or Director of the Sponsor, the Advisor or any of their Affiliates;

(iv) performs services, other than as a Director, for the Corporation;

(v) is a Director for more than three REITs organized by the Sponsor or advised by the Advisor; or

(vi) has any material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates.

(b) For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the annual gross revenue derived by the prospective Independent Director from the Sponsor, Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the prospective Independent Director’s:

(i) annual gross revenue, derived from all sources, during either of the last two years; or

(ii) net worth, on a fair market value basis….

Prospectus. The term shall have the meaning as defined in Section 2(10) of the Securities Act of 1933, as amended (the “Securities Act”), including a preliminary prospectus, an offering circular as described in Rule ~~253~~256 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known utilized for the purpose of offering and selling securities to the public….…

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

….

Excepted Holder Limit. The percentage limit established by the board of directors pursuant to Section 6.2.7 provided that the affected Excepted Holder agrees to comply with the requirements, if any, established by the board of directors pursuant to Section 6.2.7, and subject to adjustment pursuant to Section 6.2.8….

Initial Date. The earlier of the date upon which shares of Common Stock are first issued in the Initial Public Offering or the first date for which the Corporation elects to qualify as a REIT under the Code….

Restriction Termination Date. The first day on which the Corporation determines pursuant to Section 7.7 ~~of the charter~~ that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT….

Section 6.2.7. Exceptions.

(a) Subject to Section 6.2.1(a)(ii), the board of directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person. The board of directors may determine only to establish or increase an Excepted Holder Limit for such Person if….

ARTICLE VII

BOARD OF DIRECTORS

Section 7.1. Number of Directors. The number of Directors of the Corporation shall be seven, which number may be increased or decreased from time to time pursuant to the bylaws but shall never be less than three. A majority of the seats on the board of directors will be for Independent Directors. The Conflicts Committee shall nominate all individuals for the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation. The names of the Directors who shall serve on the board until the next annual meeting of the stockholders and until their successors are duly elected and qualified are:

Michael C. Phillips

Jeffrey S. Edison

William M. Kahane

Leslie T. Chao

Ethan Hershman

Ronald K. Kirk

Paul Massey

~~These Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the board of directors prior to the first annual meeting of stockholders in the manner provided in the bylaws.~~

~~The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the board of directors in setting the terms of any class or series of Preferred Stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Notwithstanding the foregoing sentence, the Conflicts Committee shall nominate replacements for vacancies among the Independent Directors’ positions.~~

….

Section 7.9. Determinations by the Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors or the Conflicts Committee consistent with ~~the~~this charter or any shares of Capital Stock, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Capital Stock….

ARTICLE VIII

ADVISOR

Section 8.1. Appointment and Initial Investment of Advisor. The board of directors may appoint an Advisor to direct and/or perform the day-to-day business affairs of the Corporation. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. Before the Initial Public Offering of the Corporation, the ~~Advisor~~Sponsor or an Affiliate of the ~~Advisor~~Sponsor shall have made the Initial Investment. The ~~Advisor~~Sponsor or any such Affiliate may not sell the equity interest acquired with its Initial Investment while the ~~Advisor~~Sponsor remains an ~~Advisor~~Sponsor but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates….

Section 8.6. Incentive Fees. An interest in the gain from the sale of assets of the Corporation may be paid to the Advisor or an entity affiliated with the Advisor provided that (a) the interest in the gain must be reasonable, and (b) if multiple Advisors are involved, incentive fees must be distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor and its Affiliates. Such an interest in gain from the sale of assets of the Corporation shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Common Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Common Stock, plus an amount equal to 6% of the original issue price of the Common Stock per annum cumulative. Distribution of incentive fees to the Advisor or an entity affiliated with the Advisor in proportion to the length of time served as Advisor while such property was held by the Corporation or in proportion to the fair market value of the asset at the time of the Advisor’s termination and the fair market value of the asset upon its disposition by the Corporation shall be considered reasonable methods by which to apportion incentive fees. An interest in gain from the sale of assets of the Corporation shall not be permitted to the extent such interest exceeds what is considered presumptively reasonable as described above. For purposes of this Section, the original issue price of the Common Stock shall be reduced by prior cash distributions to Common Stockholders of net proceeds from the sale of assets of the Corporation….…

ARTICLE XII

LIABILITY OF DIRECTORS, OFFICERS, ADVISORS, AND OTHER AGENTS

….

Section 12.2. Indemnification.

(a) Except as prohibited by Maryland law or the restrictions provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to (i) any individual who is a present or former

Director or officer of the Corporation~~;~~, (ii) any individual who, while a Director of the ~~Corporation~~indemnitee and at the request of the Corporation, serves or has served as a Director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise ~~from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity; or~~, and (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation, each from and against any claim or liability to which such indemnitee may become subject or which such indemnitee may incur by reason of the indemnitee’s service in such capacity. Except as provided in Section 12.2(b), Section 12.3 and Section 12.4, the Corporation shall have the power with the approval of the board of directors to provide such indemnification and advancement of expenses to any Person who served a predecessor of the Corporation in any of the capacities described above or to any employee or agent of the Corporation or a predecessor of the Corporation or any employee of the Advisor or any of the Advisor’s Affiliates acting as an agent of the Corporation….…

~~ARTICLE XV~~

~~TIMING OF APPLICABILITY OF CERTAIN PROVISIONS~~

~~Notwithstanding anything herein to the contrary, the provisions of this charter that are required to be included herein pursuant to the NASAA REIT Guidelines but that are not required to be included herein pursuant to the MGCL shall have no force or effect until the registration statement relating to the Initial Public Offering has been declared effective by the U.S. Securities and Exchange Commission.~~

The full text of the charter is filed as an exhibit hereto.

Item 8.01. Other Events

On September 17, 2010, the Company broke escrow, raising $3,281,500.

Item 9.01. Financial Statements and Exhibits

1.1	Second Amended and Restated Exclusive Dealer Manager Agreement
3.1	Third Articles of Amendment and Restatement
10.1	Fourth Amended and Restated Advisory Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Dated: September 21, 2010	By:	/s/ John Bessey
John Bessey
President

EXHIBIT INDEX

Exhibit No.	Description

Ex. 1.1	Second Amended and Restated Dealer Manager Agreement

Ex. 3.1	Third Articles of Amendment and Restatement

Ex. 10.1	Fourth Amended and Restated Advisory Agreement